Exhibit 10.22(A)
AMENDMENT NO. 1 TO
EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment No. 1 to Employment Agreement (this “Amendment”) is dated as of April 29, 2025, and amends the Executive Employment Agreement, dated as of April 24, 2022, between Accel Entertainment, Inc., a Delaware corporation (the “Company”), and Mathew Ellis (“Executive” and, together with the Company, the “Parties” and each, a “Party”).
WHEREAS, the Parties have entered into the Executive Employment Agreement, dated as of April 24, 2022 (the “Existing Agreement”).
WHEREAS, the term of the Existing Agreement ends on May 1, 2025 and the Parties desire to amend the Existing Agreement to extend the term as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.
2.Term. The term of the Existing Agreement is hereby extended from May 1, 2025 until May 9, 2025.
3.Miscellaneous.
(a)Except as expressly set forth in this Amendment, all other terms of the Existing Agreement remain unchanged and in full force and effect.
(b)This Amendment is governed by and construed in accordance with the laws of the State of Illinois, without regard to the conflict of laws provisions of such State.
(c)This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.
(d)The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.
(e)This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.
(f)This Amendment and the Existing Agreement constitute the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

[Signature Page Follows]

Exhibit 10.22(A)

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

ACCEL ENTERTAINMENT, INC.

By: /s/ Andrew Rubenstein
Name: Andrew Rubenstein
Title: President and Chief Executive Officer

ACCEPTED AND AGREED:

/s/ Mathew Ellis
Mathew Ellis